Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO CREDIT, SECURITY AND MANAGEMENT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT, SECURITY AND MANAGEMENT AGREEMENT (this “Amendment”) is made as of April 24, 2020, by and among SARATOGA INVESTMENT FUNDING LLC, a Delaware limited liability company, as borrower (the “Borrower”), SARATOGA INVESTMENT CORP., a Maryland corporation, as Performance Guarantor (the “Performance Guarantor”), SARATOGA INVESTMENT ADVISORS, LLC, a Delaware limited liability company, as Manager (the “Manager”), each Lender party hereto, MADISON CAPITAL FUNDING LLC, as administrative agent (the “Administrative Agent”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), not in its individual capacity, but solely as the custodian (together with its successors and assigns in such capacity, the “Custodian”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Performance Guarantor, the Manager, the financial institutions signatory thereto as Lenders, the Administrative Agent and the Custodian, each entered into that certain Credit, Security and Management Agreement, dated as of July 30, 2010, as restated by that certain Amendment No. 1 to Credit, Security and Management Agreement dated as of February 24, 2012, as amended by that certain Amendment No. 2 to Credit, Security and Management Agreement dated as of September 17, 2014, and as further amended by that certain Amendment No. 3 to Credit, Security and Management Agreement dated as of May 18, 2017 (as further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower has requested that Administrative Agent and Lenders make certain amendments with respect to the Credit Agreement as set forth herein; and

WHEREAS, Borrower, Performance Guarantor, Manager, Administrative Agent, Custodian, and Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2. Amendments to the Credit Agreement. As of the Fourth Amendment Effective Date (hereinafter defined), the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means April 24, 2020.”

“Permitted PPP Amendment” means any amendment, waiver, consent or any other modification related to a Loan Asset Document directly or indirectly in respect of the term “Net Leverage Ratio”, “Interest Coverage Ratio” or “EBITDA” or any respective comparable definition in the Loan Asset Documents to exclude PPP Loans or accrued interest in respect thereof for purposes of such calculations (except to the extent (i) such PPP Loans are not forgiven and remain outstanding after 180 days following the incurrence thereof, (ii) such PPP Loans are denied forgiveness by the applicable governmental authority or (iii) the underlying Obligor fails in any material manner to comply with the CARES Act in order to maximize the forgiveness of such PPP Loans) or to exclude forgiveness of such PPP Loans in the calculation of EBITDA (or comparable term), in each case so long as such amendment, waiver, consent or any other modification (i) prohibits the proceeds of such PPP Loan (or any forgiven portions thereof) from being included in EBITDA calculations and (ii) requires the related Obligor to use commercially reasonable efforts to comply with the CARES Act in order maximize the forgiveness of the related PPP Loan.”

“PPP Loan” means a Paycheck Protection Program loan as defined in section 7(a)(36) of the Small Business Act of 1953 (15 U.S.C. 636(a)(36)), as amended by the Coronavirus Aid, Relief, and Economic Security Act of 2020 and the Interim Final Rule set forth in 13 C.F.R. §120 – Business Loans (as in effect on the Fourth Amendment Effective Date or any amended or successor version that is substantively comparable, collectively, the “CARES Act”).”

(b) The definition of “Material Modification” is hereby amended by adding the following proviso to the end thereof:

“provided, however, notwithstanding anything to the contrary herein or any other provision hereof, any Permitted PPP Amendment shall not constitute or be deemed to constitute a Material Modification under clause (f) above. For the avoidance of doubt, (i) no such Permitted PPP Amendment shall (1) be a “Value Adjustment Event” under clause (vii) of such definition, (2) require the consent of the Administrative Agent under clause (iv) of “Eligible Loan Asset”, (3) require the prior written consent of the Administrative Agent under Section 7.4(a), or (4) require a statement as to whether such Permitted PPP Amendment constitutes a Material Modification under Section 7.10(a)(iii) and (ii) nothing herein shall be deemed a consent to any amendment, waiver, consent or any other modification in respect of any other term related to a Loan Asset Document that does not constitute a Permitted PPP Amendment.”

3. Conditions to Effectiveness. This Amendment shall become effective (the “Fourth Amendment Effective Date”) on the date on which each party hereto shall have delivered an executed signature page to the Administrative Agent.

4. Costs and Expenses. The Borrower hereby affirms its obligation under Section 12.8 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

5. Miscellaneous.

(a) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(b) This Amendment shall constitute a Transaction Document.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by email in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(e) This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

(f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:	SARATOGA INVESTMENT FUNDING LLC

	By:	/s/ Henri Steenkamp
	Name:	Henri Steenkamp
	Title:	CFO

MANAGER:	SARATOGA INVESTMENT ADVISORS, LLC

	By:	/s/ Henri Steenkamp
	Name:	Henri Steenkamp
	Title:	CFO

PERFORMANCE GUARANTOR:	SARATOGA INVESTMENT CORP.

	By:	/s/ Henri Steenkamp
	Name:	Henri Steenkamp
	Title:	CFO

ADMINISTRATIVE AGENT AND LENDER:	MADISON CAPITAL FUNDING LLC, as
Administrative Agent and Lender

	By:	/s/ David Kelly
	Name:	David Kelly
	Title:	Director

CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in
its individual capacity, but solely as Custodian

	By:	/s/ Scott DeRoss
	Name:	Scott DeRoss
	Title:	Senior Vice President

Amendment No. 4 to Credit, Security and Management Agreement

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